UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 10, 2020

Date of Report

(Date of earliest event reported)

BLUCORA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6333 North State Highway 161, 4th Floor

Irving, Texas 75038

(Address of principal executive offices)

(972) 870-6400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

Effective January 10, 2020, John Clendening, who served as the President and Chief Executive Officer of Blucora, Inc. (the “Company”) and as a member of the Company’s board of directors (the “Board”), departed from his roles as an officer, employee and director of the Company. Mr. Clendening’s departure from the Board was not the result of any disagreement between Mr. Clendening and the Company, its management, the Board or any committee of the Board.

While a search for a permanent replacement is underway, the Board has established an interim Office of the Chief Executive Officer, comprised of Executive Leadership Team members Enrique Vasquez, who serves as the Company’s President of Wealth Management, Curtis Campbell, who serves as the Company’s President of TaxAct, Todd Mackay, who serves as the Company’s Chief Business Operations and Development Officer, and Ann Bruder, who serves as the Company’s Chief Legal Officer, to assume the duties of the Office of the Chief Executive Officer. During the interim period, the Office of the Chief Executive Officer will report to an Oversight Committee of the Board. The Company anticipates naming a successor to the Chief Executive Officer position by the end of January 2020.

In connection with Mr. Clendening’s departure, the Board has reduced the size of the Board from seven (7) directors to (6) directors. Mr. Clendening’s departure is not expected to impact the Company’s ability to comply with NASDAQ Listing Rule 5605(b), which requires that the Board consist of a majority of independent directors.

Release Agreement

On January 15, 2020, in connection with Mr. Clendening’s departure, the Company and Mr. Clendening entered into a General Release and Waiver of Claims (the “Release Agreement”). The Release Agreement provides that the Company will pay Mr. Clendening cash severance in an aggregate amount equal to $5,750,000, less applicable payroll taxes and withholdings, and extend the post-employment exercise period for certain stock options held by Mr. Clendening to December 31, 2020. In consideration for such payments, Mr. Clendening agreed to, among other things, a general release of claims in favor of the Company. As a condition to receiving his severance under the Release Agreement, Mr. Clendening will also be obligated to continue complying with certain covenants under his employment agreement, including a non-competition covenant. In addition, under the terms of the Release Agreement, each of the Company and Mr. Clendening agreed to a customary non-disparagement covenant.

Item 7.01.	Regulation FD Disclosure.

On January 16, 2020, the Company issued a press release announcing the departure of Mr. Clendening. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The Company will be hosting a conference call and live webcast to discuss the departure that will be held today, January 16, 2020, at 7:30 a.m. Central Time (8:30 a.m. Eastern Time). Interested parties may listen to the call and webcast on the Investor Relations section of the Company’s corporate website at http://www.blucora.com. The call may also be accessed by dialing (973) 200-3360. A replay of the call and webcast will also be available on the Company’s website until April 17, 2020.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 16, 2020 (furnished herewith)

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Safe Harbor Statement Under the Private Securities and Litigation Reform Act

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: our ability to effectively implement our future business plans and growth strategy; our ability to effectively compete within our industry; our ability to attract and retain customers; our ability to realize all of the anticipated benefits of acquisitions; the availability of financing and our ability to meet our current and future debt service obligations and comply with our debt covenants; our ability to generate strong investment performance for our customers and the impact of the financial markets on our customers’ portfolios; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries; our ability to attract and retain productive financial advisors; our ability to successfully make technology enhancements and introduce new and improve on existing products and services; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; our ability to manage leadership and employee transitions; risks related to goodwill and other intangible asset impairment; our ability to comply with regulations (or interpretations thereof) applicable to the wealth management and tax preparation industries, including increased costs associated with or reductions in revenue resulting from new or changing regulations or interpretations of existing regulations; risks associated with our business being subject to enhanced regulatory scrutiny; our ability to comply with laws and regulations regarding privacy and protection of data; our expectations concerning the benefits that may be derived from our clearing platform and our investment advisory platform; cybersecurity risks; our ability to maintain our relationships with third party partners; the seasonality of our business; litigation risks; our ability to attract and retain qualified employees; our assessments and estimates that determine our effective tax rate; the impact of new or changing tax legislation; our ability to develop, establish and maintain strong brands; our ability to protect our intellectual property; and our ability to effectively integrate other companies or assets that we may acquire.

A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2020

BLUCORA, INC.

By:	/s/ Ann J. Bruder
Ann J. Bruder
Chief Legal Officer and Secretary